UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2010

ALPHA PRO TECH, LTD.

(Exact Name of Registrant as Specified in Charter)

Delaware	01-15725	63-1009183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Centurian Drive, Suite 112
Markham, Ontario	L3R 9R2
(Address of Principal Executive Offices)	(Zip Code)

(905) 479-0654

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  Shareholder Approval of an Amendment to the Alpha Pro Tech, Ltd. 2004 Stock Option Plan

At the Annual Meeting of Shareholders of Alpha Pro Tech, Ltd. (the “Company”) held on June 7, 2010 (the “Annual Meeting”), the shareholders of the Company approved an amendment (the “Amendment”) to the Alpha Pro Tech, Ltd. 2004 Stock Option Plan (the “Option Plan”).  The Amendment to the Option Plan increases the total number of shares of the Company’s Common Stock available for issuance under the Option Plan by an additional 2,500,000 shares, such that the Option Plan will provide for a total of 5,000,000 shares available for issuance to eligible individuals, including key employees of the Company and its subsidiaries and affiliated companies and the members of the Board of Directors of the Company.  Additionally, the Amendment adds provisions to the Option Plan to ensure that stock options granted under the Option Plan are not subject to Section 409A of the Internal Revenue Code of 1986, as amended; however, these changes are not material and do not affect benefits available under the Option Plan or the manner in which the Option Plan is administered.

A copy of the Option Plan, as amended by the Amendment, is attached as Exhibit A to the Company’s 2010 Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 30, 2010.  A copy of the Option Plan, as amended by the Amendment, is also included with this Current Report on Form 8-K as Exhibit 10.1.

Item 5.07.                  Submission of Matters to a Vote of Security Holders.

Summarized below are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 — Election of Directors.  The result of the vote taken at the Annual Meeting for the election of directors of the Company to serve during the ensuing year or until their successors are duly elected and qualified was as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes

Sheldon Hoffman	8,405,589	2,001,152	9,215,422

Alexander W. Millar	8,372,117	2,034,624	9,215,422

Robert H. Isaly	9,554,993	851,748	9,215,422

John Ritota	9,560,465	846,276	9,215,422

Russell Manock	9,565,190	841,551	9,215,422

David B. Anderson	8,423,987	1,982,754	9,215,422

Danny Montgomery	8,617,721	1,789,020	9,215,422

Proposal 2 — Approval of an Amendment to the 2004 Stock Option Plan.  The result of the vote taken at the Annual Meeting relating to the approval of an amendment to the Alpha Pro Tech, Ltd. 2004 Stock Option Plan was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes

8,681,672	1,659,142	65,927	9,215,422

Proposal 3 — Ratification of the Appointment of Independent Registered Public Accountants.  The result of the vote taken at the Annual Meeting to ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010 was as follows:

Votes For	Votes Against	Abstain

18,207,615	1,309,994	104,554

Item 9.01.                  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Exhibit

10.1	Alpha Pro Tech, Ltd. 2004 Stock Option Plan, as amended by the Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA PRO TECH, LTD.

Date: June 11, 2010	By:	/s/ Lloyd Hoffman
Lloyd Hoffman
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit

10.1	Alpha Pro Tech, Ltd. 2004 Stock Option Plan, as amended by the Amendment